                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K for the year ended December 31, 1995, into Manor Care, Inc.'s previously filed Registration Statement on Form S-8 File No. 333-_______.




ARTHUR ANDERSEN LLP

Washington, D.C.,
November 21, 1996













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